Exhibit 99.1
Everforth, Inc. Successfully Completes Refinancing and Upsizes to a new $600 Million Revolving Credit Facility Enhancing Financial Flexibility

Schedules Second Quarter 2026 Earnings Release and Conference Call

RICHMOND, VA, July 9, 2026 – Everforth, Inc. (NYSE: EFOR), a leading technology and digital engineering firm, announced today that the Company has successfully completed the refinancing and upsizing of its $500 million Revolving Credit Facility (“Revolver”), with a new five-year $600 million facility, extending the maturity date from 2028 to 2031.

“The successful refinancing and upsizing of our credit facility reflects the strength of our balance sheet, the durability of our free cash flow generation, and confidence in Everforth’s long-term growth strategy,” said Everforth’s Chief Executive Officer, Ted Hanson. “With enhanced financial flexibility and a disciplined approach to capital allocation, we are well positioned to support future growth while continuing to deploy capital in the best interests of our stockholders.”

Additional Transaction Details

Borrowings under the new Revolving Credit Facility are priced at the Secured Overnight Financing Rate (SOFR) plus 175 to 275 basis points, dependent upon secured leverage borrowing levels. A commitment fee of 30 to 45 basis points is payable on the undrawn portion of the Revolver. The new facility, which is leverage neutral, will be used to refinance the existing $500 million Revolving Credit Facility and $100 million Term Loan A. The refinancing transaction was led by Wells Fargo Securities, LLC, Truist Securities, Inc., BofA Securities, Inc. and JPMorgan Chase Bank, N.A.

Q2 2026 Earnings Call Date

Everforth also announced today that it will host its second quarter 2026 conference call on Wednesday, July 29, 2026, at 4:30 p.m. ET. The Company’s financial results and prepared remarks will be posted to its website prior to the call.

The dial-in number for this conference call is 877-407-0792 (+1-201-689-8263 outside the United States). Please reference Conference ID number 13760713. A replay of the conference call will be available from 7:30 p.m. ET July 29, 2026, until August 12, 2026. The dial-in number for the replay is 844-512-2921 (+1-412-317-6671 outside the United States) and the replay access code is 13760713. The webcast for this call will be available at www.everforth.com.

About Everforth, Inc.

Everforth, Inc. (NYSE: EFOR) is a leading technology and digital engineering company that helps organizations adapt, innovate, and thrive in a world of constant change. Our six solution areas — AI and data, cloud and infrastructure, application and digital engineering, experience, cybersecurity, and enterprise platforms — accelerate time to value for our commercial and federal clients. Powered by proprietary assets, accelerators, and proven expertise, Everforth turns complexity into progress and delivers measurable outcomes. Everforth: Adapt and Thrive™. Learn more at everforth.com.

Safe Harbor

Certain statements made in this news release are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and involve a high degree of risk and uncertainty. Forward-looking statements include statements regarding our anticipated financial and operating performance. All statements in this news release, other than those setting forth strictly historical information, are forward-looking statements. Forward-looking statements are not guarantees of future performance and actual results might differ materially. In particular, we make no assurances that the proposed revenue, expense, and profit estimates outlined above will be achieved.

Additional examples of forward-looking statements in this press release include, without limitation, statements regarding risks detailed from time-to-time in our reports filed with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2025 as filed with the SEC on February 25, 2026. We specifically disclaim any intention or duty to update any forward-looking statements contained in this news release.

Contact:

Kimberly Esterkin
Vice President, Investor Relations
kimberly.esterkin@everforth.com